                                                                    EXHIBIT 10.7

                                  PEMSTAR INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                         -------------------------------

                                February 12, 1998
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.  Purchase and Sale of Stock................................................1
    1.1      Sale and Issuance of Series A Preferred Stock....................1
    1.2      Closing..........................................................1

2.  Representations and Warranties of the Company.............................1
    2.1      Organization.....................................................1
    2.2      Good Standing and Qualification..................................2
    2.3      Capitalization and Voting Rights.................................2
    2.4      Subsidiaries.....................................................3
    2.5      Authorization....................................................3
    2.6      Valid Issuance of Preferred and Common Stock.....................3
    2.7      Governmental Consents............................................4
    2.8      Litigation.......................................................4
    2.9      Compliance with Other Instruments................................4
    2.10     Agreements, Action...............................................5
    2.11     Related-Party Transactions.......................................6
    2.12     Permits..........................................................6
    2.13     Disclosure.......................................................6
    2.14     Minute Books.....................................................7
    2.15     Labor Agreements and Actions.....................................7
    2.16     Registration Rights..............................................7
    2.17     Returns and Complaints...........................................7
    2.18     Offering.........................................................7
    2.19     Title to Property and Assets, Leases.............................8
    2.20     Financial Statements.............................................8
    2.21     Changes..........................................................8
    2.22     Patents and Trademarks...........................................9
    2.23     Manufacturing and Marketing Rights..............................10
    2.24     Proprietary Information and Inventions Agreement................10
    2.25     Tax Returns, Payments, and Elections............................11
    2.26     Insurance.......................................................11
    2.27     Environmental and Safety Laws...................................11
    2.28     Foreign Corrupt Practices Act...................................12
    2.29     Employee Benefit Plans..........................................12

3.  Representations and Warranties of the Investor...........................13
    3.1      Authorization...................................................13
    3.2      Purchase Entirely for Own Account...............................13
    3.3      Disclosure of Information.......................................13

    3.4      Investment Experience...........................................13
    3.5      Accredited Investor.............................................13
    3.6      Restricted Securities...........................................14
    3.7      Further Limitations on Disposition..............................14
    3.8      Legends.........................................................14

4.  Conditions of Investor's Obligations at Closing..........................15
    4.1      Representations and Warranties..................................15
    4.2      Performance.....................................................15
    4.3      Compliance Certificate..........................................15
    4.4      Proceedings and Documents.......................................15
    4.5      Opinion of Company Counsel......................................15
    4.6      Investors' Rights Agreement.....................................15
    4.7      Shareholders' Agreement.........................................16

5.  Conditions of the Company's Obligations at Closing.......................16
    5.1      Representations and Warranties..................................16

6.  Miscellaneous............................................................16
    6.1      Exculpation Among Investors.....................................16
    6.2      Survival of Warranties..........................................16
    6.3      Successors and Assigns..........................................16
    6.4      Governing Law...................................................16
    6.5      Counterparts....................................................17
    6.6      Titles and Subtitles............................................17
    6.7      Notices.........................................................17
    6.8      Finder's Fee....................................................17
    6.9      Expenses........................................................17
    6.10     Amendments and Waivers..........................................17
    6.11     Severability....................................................18
    6.12     Entire Agreement................................................18

SCHEDULE A   -   SCHEDULE OF INVESTORS

EXHIBIT A    -   CERTIFICATE OF DESIGNATION

EXHIBIT B    -   INVESTORS RIGHTS AGREEMENT

EXHIBIT C    -   SHAREHOLDERS' AGREEMENT

SCHEDULE OF EXCEPTIONS

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                   -------------------------------------------

     THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 12th day of February 1998, by and between Pemstar Inc., a Minnesota corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor."

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Purchase and Sale of Stock.

          1.1 Sale and Issuance of Series A Preferred Stock.

               (a) The Company shall adopt and file with the Secretary of State of Minnesota on or before the Closing (as defined below) the Certificate of Designation in the form attached hereto as Exhibit A (the "Certificate of Designation").

               (b) Subject to the terms and conditions of this Agreement each Investor agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Series A Preferred Stock set forth opposite each Investor's name on Schedule A hereto for the purchase price set forth thereon. Such purchase price shall be payable by Investor by delivery to Company by Investor of a check in the amount of the purchase price set forth opposite such Investor's name on Schedule A payable to the Company's order or by wire transfer of funds in such amount to the Company's designated bank account.

          1.2 Closing. The purchase and sale of the Series A Preferred Stock shall take place at Dorsey & Whitney LLP at 10:00 A.M., on February 12, 1998, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series A Preferred Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate representing the number of shares of Series A Preferred Stock which such Investor is purchasing against delivery to the Company by such Investor of the purchase price in the form as set forth above in Section 1.1 (b).

     2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that except as set forth on a Schedule of Exceptions attached hereto, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to carry on its business as now conducted. Each of PEMSTAR de Mexico S.A. de C.V., a Mexican corporation and a wholly owned subsidiary of the Company, and

     ITALADE-PEMSTAR LIMITED, a Thailand corporation and a 45%-owned subsidiary of the Company (each, a "Subsidiary" and collectively, the "Subsidiaries"), is a corporation duly organized, validly existing and in good standing under the laws of Mexico and Thailand, respectively, and has all requisite corporate power and authority to carry on its business as now conducted.

          2.2 Good Standing and Qualification. The Company and each of its Subsidiaries are duly qualified or licensed by and are in good standing in each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results, prospects or business (as such business is presently conducted and as it is proposed to be conducted) of the Company or its Subsidiaries (a "Material Adverse Effect"); and the Company and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions.

          2.3 Capitalization and Voting Rights.

               (a) The authorized capital of the Company consists, or will consist prior to the Closing, of:

                    (i) Preferred Stock. 1,000,000 shares of Preferred Stock, of which 666,667 shares have been designated Series A Preferred Stock (the "Series A Preferred Stock") of which 533,333 will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Certificate of Designation.

                    (ii) Common Stock. 10,000,000 shares of common stock
               ("Common Stock"), of which 3,362,877 are currently issued and outstanding. All of the issued shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with applicable federal and state securities laws and are free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholder agreements, equities or claims of any nature whatsoever. None of the issued shares of Common Stock has been issued or is owned or held in violation of any statutory preemptive rights of shareholders.

                    (iii) Except for the conversion privileges of the Series A
               Preferred Stock to be issued under this Agreement and the right to purchase up to 133,333 shares of Common Stock pursuant to subscription agreements received by the Company from various investors in response to that Private Placement Memorandum dated November 21, 1997, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock; provided that the Company has reserved 1,000,000 shares, of which options to acquire up to 837,050 shares have been granted, for issuance to employees, consultants or directors of the Company pursuant to equity incentive agreements approved by the Board of Directors. The Company is not a party or subject to any

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               agreement or understanding, and there is no agreement or
               understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.4 Subsidiaries.

               (a) The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity other than its Subsidiaries. The Company is not a participant in any joint venture, partnership, or similar arrangement.

               (b) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are beneficially used by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting agreements, proxies, voting trusts, equities or claims of any nature whatsoever.

          2.5 Authorization. All corporate action on the part of the Company or its Subsidiaries, their officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement the Shareholders' Agreement and any other agreement to which the Company is a party, the execution and delivery of which is contemplated hereby (the "Ancillary Agreements"), the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement, the Investors' Rights Agreement the Shareholders' Agreement and any Ancillary Agreements constitute valid and legally binding obligations of the Company, enforceable 'in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally,
     (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.6 Valid Issuance of Preferred and Common Stock. The Series A Preferred Stock which is being purchased by the Investors hereunder, when issued, sold and delivered 'in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and Shareholders' Agreement and under applicable state and federal securities laws and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Articles of Incorporation, shall be duly and validly issued, fully paid and nonassessable, will be free of restrictions on transfer. other than restrictions on transfer under this Agreement, the Investors' Rights Agreement, the Shareholders Agreement and under applicable state and federal securities laws, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series A Preferred Stock hereunder.

          2.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the sale of the Series A Preferred Stock hereunder.

          2.8 Litigation. There is no action, suit proceeding or investigation pending or currently threatened against the Company or its Subsidiaries or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment decree or order having a Material Adverse Effect or which questions the validity of this Agreement, the Investors' Rights Agreement the Shareholders' Agreement or any Ancillary Agreements, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by or involving the Company or any its Subsidiaries currently pending or which the Company or any of its Subsidiaries intend to initiate.

          2.9 Compliance with Other Instruments. Neither the Company nor any of its Subsidiaries is in breach of, in violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter or by-laws or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or, to the Company's knowledge, of any provision of federal, state, local or foreign law, regulation or rule or any decree, judgment, writ or order applicable to the Company or any of its Subsidiaries. Neither the execution, delivery and performance of this Agreement, the Investors' Rights Agreement, the Shareholders' Agreement or any Ancillary Agreement nor the consummation of the transactions contemplated hereby and thereby will conflict with, or result in any breach of, violation of or constitute a default under (or constitute any event which with notice, lapse of time, or both would constitute a breach of, violation of or default under), any provisions of the charter or by-laws, of the Company or any of its Subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or to the Company's knowledge, of any provision of federal, state, local or foreign law, regulation or rule or any decree, judgment, writ or order applicable to the Company or any of its Subsidiaries.

          2.10 Agreements, Action.

               (a) Except for agreements explicitly contemplated hereby and by the investors' Rights Agreement the Shareholders' Agreement and any-Ancillary Agreements, there are no agreements, understandings or proposed transactions between the Company or its Subsidiaries and any of the Company's officers, directors, affiliates, or any affiliate thereof.

               (b) Neither the Company nor any one of its Subsidiaries is a party to any contract agreement lease, commitment or proposed transaction, written or oral, absolute or contingent other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not extend for more than six (6) months beyond the date hereof, (ii) sales contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by the Company on no more than thirty (30) days notice without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this paragraph, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the acquisition or disposition of the Company's or its Subsidiaries' technology, shall not be considered to be contracts entered into in the ordinary course of business.

               (c) Neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than payments due for the purchase of supplies and services that are due under agreements entered into in the ordinary course of business) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000 in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or
          (iv) sold, exchanged or otherwise disposed- of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company or any of its Subsidiaries has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) The Company is not a party to and is not bound by any contract agreement or instrument or subject to any restriction under its Articles of Incorporation or Bylaws that would have a Material Adverse Effect.

               (f) The Company has not pursued in the past three (3) months in any substantive discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company in which the Company is not the surviving corporation,
          (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or
          (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

          2.11 Related-Party Transactions. No employee, officer or director of the Company or any of its Subsidiaries and no member of the immediate family of such employee, officer or director is indebted to the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any such employee, officer or director. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company or any of its Subsidiaries is affiliated or with which the Company or any of its Subsidiaries has a business relationship, or any firm or corporation that competes with the Company or any of its Subsidiaries, except that employees, officers, or directors of the Company and its Subsidiaries and the members of the immediate families of such employees, officers or directors may own stock in publicly traded companies (not to exceed 5% of the issued and outstanding shares of such publicly traded companies) that may have a business relationship with or compete with the Company or any of its Subsidiaries. No member of the immediate family of any employee, officer, or director of the Company or any of its Subsidiaries is directly or indirectly interested in any material contract with the Company or any of its Subsidiaries.

          2.12 Permits. Each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries the effect of which could have a Material Adverse Effect.

          2.13 Disclosure. The Company has fully provided each Investor with all the information which such Investor has requested in connection with the purchase : of the Series A Preferred Stock hereunder and all information which the Company believes is reasonably necessary to enable such Investor to make such decision, including that certain Confidential

     Private Placement Memorandum dated November 21, 1997 and certain of the Company's projections describing its proposed business (collectively, the "Business Plan"). Neither this Agreement, the Investors' Rights Agreement, the Shareholders' Agreement, the Business Plan nor any Ancillary Agreements, nor any other statements, certificates or documents made or delivered in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. To the extent the Business Plan was prepared by management of the Company, the Business Plan and the financial projections contained in the Business Plan were prepared in good faith and based upon assumptions that the Company believes are reasonable; however, the Company does not warrant that it will achieve such financial projections.

          2.14 Minute Books. The minute books of the Company and its Subsidiaries provided to the Investors contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

          2.15 Labor Agreements and Actions. Neither the Company nor any one of its Subsidiaries is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or its Subsidiaries. There is no strike or other labor dispute involving the Company or its Subsidiaries pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company or its Subsidiaries is terminable at the will of the Company or its Subsidiaries.

          2.16 Registration Rights. Except as provided in the Investors' Rights Agreement, the Company is not obligated to register under the Securities Act of 1933, as amended (the "Securities Act") any of its presently outstanding securities or any of its securities that may subsequently be issued.

          2.17 Returns and Complaints. Neither the Company nor any one of its Subsidiaries has received customer complaints concerning alleged defects in the design of its products that, if true, would have a Material Adverse Effect.

          2.18 Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the Series A Preferred Stock as contemplated by this Agreement is exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

          2.19 Title to Property and Assets, Leases. Each of the Company and its Subsidiaries has good title to all properties and assets owned by such entity and has good leasehold interests in each property and asset leased by such entity, in each case free and clear of all pledges, liens, encumbrances, security interests, charges, mortgages and defects, except such as do not materially affect the value of such property and such as do not interfere with the use made and proposed to be made of such properties by each of the Company and its Subsidiaries.

          2.20 Financial Statements. The Company has delivered to each investor its audited financial statements (balance sheet and profit and loss statement including notes thereto) as at and for the year ended March 31, 1997 and its unaudited financial statements (balance sheet and profit and loss statement including notes thereto) as at and for nine-month period ended December 31, 1997 (the "Financial Statements"). Except as set forth in the' Financial Statement, each of the Company and its Subsidiaries has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1997 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition, operating results or prospects of the Company. Except as disclosed in the Financial Statements, neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company and its Subsidiaries maintain and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          2.21 Changes. Since December 31, 1997, there has not been:

               (a) Any change in the assets, liabilities, financial condition, operating results or prospects of the Company or any of its Subsidiaries from that reflected in the Financial Statements, except changes in the ordinary course of business that have not had, in the aggregate, a Material Adverse Effect;

               (b) Any damage, destruction or loss, whether or not covered by insurance, which would have a Material Adverse Effect;

               (c) Any waiver or compromise by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

               (d) Any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its Subsidiaries, except in the ordinary course of business and which is not material to the business, properties, prospects or financial condition of the Company and its Subsidiaries (as such business is presently conducted and as it is proposed to be conducted);

               (e) Any material change to a material contract or arrangement by which the Company or any of its Subsidiaries, or any of their assets, are bound or subject;

               (f) Any material change in any compensation arrangement or agreement with any employee, officer, director, or stockholder of the Company or any of its Subsidiaries;

               (g) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company or any of its Subsidiaries;

               (h) Any resignation or termination of employment of any key officer of the Company or any of its Subsidiaries; and the Company, to its knowledge, does not know of the impending resignation or termination of employment of any such officer;

               (i) Receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company or any of its Subsidiaries;

               (j) Any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or any of its Subsidiaries, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

               (k) Any loans or guarantees made by the Company or its Subsidiaries to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of their business;

               (1) Any declaration, setting aside or payment or other distribution in respect of the Company's or any of its Subsidiaries' capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company or any of its Subsidiaries;

               (m) Any other event or condition of any character that might have a Material Adverse Effect; or

               (n) Any agreement or commitment by the Company or any of its Subsidiaries to do any of the things described in this Section 2.21.

          2.22 Patents and Trademarks. Each of the Company and its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. The Schedule of Exceptions contains a complete list of patents and pending patent applications of each of the Company and its Subsidiaries. Except for agreements with its own employees or consultants, substantially in the form referenced in Section 2.24 below, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents; trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of any other person or entity nor is the Company or any of its Subsidiaries aware of any basis therefor. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company and its Subsidiaries or that would conflict with the Company's or any Subsidiary's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's or any Subsidiary's business by the employees of the Company or such Subsidiary, nor the conduct of the Company's or such Subsidiary's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to the employment of such employees by the Company or any of its Subsidiaries.

          2.23 Manufacturing and Marketing Rights. Neither the Company nor any of its Subsidiaries has granted rights to manufacture, produce, assemble, license, market or sell its products to any other person, and is not bound by any agreement that affects the Company's or any of its Subsidiaries' exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

          2.24 Proprietary Information and Inventions Agreement. Each employee, officer and director of the Company has executed an agreement to be bound by the terms of the Company's Employee Handbook, the Company's Employee Handbook has been previously delivered to special counsel for the Investors and contains restrictions on the use of the Company's proprietary information by its employees and the ownership of inventions. Each of the Subsidiaries have similar protective measures in place relating to their respective proprietary information and inventions.

          2.25 Tax Returns, Payments, and Elections. The Company and its Subsidiaries have filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company and its Subsidiaries have paid all taxes and other assessments due, except those contested by it in good faith. The provision for taxes of the Company as shown in the

     Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 341(f) of Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a Material Adverse Effect. The Company has never had any tax deficiency proposed or assessed against it or any of its Subsidiaries and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, proper-ties and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

          2.26 Insurance. The Company and its Subsidiaries have in effect with financially sound insurers, insurance with respect to their businesses and properties against liability, loss or damage of the kind customarily insured against by corporations engaged in the same or similar businesses and similarly situated, or such types -and in such amounts as are customarily carried under similar circumstances by such other corporations.

          2.27 Environmental and Safety Laws. To the best of the Company's knowledge, the business, operations and facilities of the Company and each of its Subsidiaries have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, pollution, protection of health or the environment, or reclamation (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) or otherwise relating to remediating real property in which the Company or any of its Subsidiaries has any interest whether owned or leased, of any governmental department commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof or any foreign jurisdiction and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto (collectively "Environmental Regulations"); and neither the Company nor any of its Subsidiaries has received any notice from a governmental instrumentality or any third party alleging any violation of any Environmental Regulation or liability thereunder ('including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances or damages to natural resources).

          2.28 Foreign Corrupt Practices Act. Neither the Company nor any of its Subsidiaries, nor any director, officer, agent employee, or other person acting, with actual or apparent authority, on behalf of the Company or any of its Subsidiaries has, at any relevant time, directly or indirectly: (i) knowingly, unlawfully and corruptly made contributions, gifts, expenditures for entertainment, or other unlawful expenditures relating to political activity for the purpose of obtaining or retaining business; (ii) knowingly, unlawfully and corruptly made payments to government officials or employees or to political parties or campaigns for the purpose of obtaining or retaining business; (iii) violated any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the "FCPA");
     (iv) violated any applicable provision of U.S. "fraud and abuse legislation" or U.S. "anti-kickback law"; or (v) made any other material payment in the nature of a bribe, rebate, kickback, payoff or influence payment which was unlawful under applicable law at the relevant time, and the Company's internal accounting controls and procedures are sufficient to provide reasonable assurance that the Company's transactions are executed and recorded in accordance with the requirements of the FCPA.

          2.29 Employee Benefit Plans. The Company and its Subsidiaries do not maintain, contribute to or have any material liability with respect to any employee benefit plan, profit sharing plan, employee pension benefit plan, employee welfare benefit plan, equity-based plan or deferred compensation plan or arrangements (collectively, "Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder ("ERISA"). All Plans are in compliance in all material respects with all applicable laws, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and have been operated and administered in all material respects in accordance with their terms. No Plan is a defined benefit plan or multiemployer plan. The Company does not provide retiree life and/or retiree health benefits or coverage for any employee or any beneficiary of any employee after such employee's termination of employment except as required by Section 4980B of the Code or under a Plan which is intended to be "qualified" under Section 401(a) of the Code. No Plan has been involved in any prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. Full payment has been made of all amounts which the Company or any of its Subsidiaries were required under the terms of the Plans to have paid as contributions to such Plans on or prior to the date hereof (excluding any amounts not yet due). No material liability, claim, action or litigation has been incurred, made commenced or, to the knowledge of the Company, threatened, by or against the Company or any of its Subsidiaries with respect to any Plan (other than for benefits payable in the ordinary course). No material liability has been, or could reasonably be expected to be, incurred under Title IV of ERISA or Section 4001(b) of ERISA and/or
     Section 414(b) of (c) of the Code (and the regulations promulgated thereunder) with respect to any "employee pension benefit plan" which is not a Plan. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan" and "multiemployer plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

     3. Representations and Warranties of the Investor. Each Investor hereby represents and warrants that:

          3.1 Authorization. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          3.2 Purchase Entirely for Own Account. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series A Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Each Investor represents that it has full power and authority to enter into this Agreement.

          3.3 Disclosure of Information. Such Investor believes it has received all of the information it considers necessary or appropriate for deciding whether to purchase the Series A Preferred Stock. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

          3.4 Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock.

          3.5 Accredited Investor. Such Investor is an "accredited investor" within the meaning of the Securities and Exchange Commission's (the "SEC") Rule 501 of Regulation D, as presently in effect. If other than an individual, Investor also represents that it has not been organized for the purpose of acquiring the Series A Preferred Stock.

          3.6 Restricted Securities. Such Investor understands that the shares of Series A Preferred Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, each

     Investor represents that it is familiar with SEC Rule 144, as presently in effect and understands the resale limitations imposed thereby and by the Securities Act.

          3.7 Further Limitations on Disposition. Without in any way, limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Series A Preferred Stock (or the Common Stock issuable upon the conversion thereof) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3.7, to the extent such section is then applicable, the Investors' Rights Agreement, the Shareholders' Agreement and any applicable Ancillary Agreement and:

               (a) there is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement, or

               (b) (i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 under the Securities Act except in unusual circumstances.

               (c) notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer without value by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, or to an affiliate (as such term is defined in Rule 405 under the Securities Act) of such Investor, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.

          3.8 Legends. It is understood that the certificates evidencing the Series A Preferred Stock (and the Common Stock issuable upon conversion thereof) may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

               (b) Any legend required to be placed thereon by applicable state securities laws.

     4. Conditions of Investor's Obligations at Closing. The obligations of each Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not, be effective against any Investor who does not consent in writing thereto:

          4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2 Performance. The Company shall have performed and compiled with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3 Compliance Certificate. The President of the Company shall deliver to each Investor at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since December 31, 1997.

          4.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          4.5 Opinion of Company Counsel. Each Investor shall have received from Dorsey & Whitney LLP, counsel for the Company, an opinion, dated as of the Closing, in form and substance satisfactory to special counsel to the Investors.

          4.6 Investors' Rights Agreement. The Company and all other Investors shall have entered into the Investors' Rights Agreement in the form attached hereto as Exhibit B.

          4.7 Shareholders' Agreement. The Company, all other Investors and the shareholders of the Company party thereto shall have entered into the Pemstar Inc. Shareholders' Agreement (the "Shareholders' Agreement"), in the form attached hereto as Exhibit C.

     5. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment, on or before the Closing of each of the following conditions by that Investor:

          5.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing 'with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1.2.

     6. Miscellaneous.

          6.1 Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any person, firm or corporation (including without limitation any other Investor), other than the Company and its officers and directors (acting in their capacity as representatives of the Company), in deciding to invest and in making its investment in the Company. Each Investor agrees that no other Investor nor the respective controlling persons, officers, directors, partners, agents or employees of any other Investor shall be liable to such Investor for any losses incurred by such Investor in connection with its investment in the Company.

          6.2 Survival of Warranties. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          6.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Series A Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

          6.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

          6.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.7 Notices. Unless otherwise provided, any' notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon (a) personal delivery to the party to be notified, (b) upon telefacsimile transmission to the party to be notified at the telefacsimile number indicated for such party on the signature page hereof, if any, or (c) upon deposit with an overnight courier service or the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address(es) indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          6.8 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.9 Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees and expenses of special counsel for the Investors, (not to exceed $10,000). If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Articles of Incorporation, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively),- only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock issued pursuant hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company; provided, however, that no condition set forth in Section 5 hereof may be waived with respect to any Investor who does not consent thereto.

          6.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.12 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 PEMSTAR INC., a Minnesota corporation

                                 By: / s / Al Berning
                                    --------------------------------------------
                                    Allen J. Berning, Chief Executive Officer

                      Address:   2535 Highway 14 West
                                 Rochester, Minnesota  55057

                                 INVESTORS:
                                 LB I Group Inc.

                                 By:
                                     -------------------------------------------
                                 Title:
                                        ----------------------------------------

                      Address:   3 World Financial Center
                                 New York, NY  10285

                                 -----------------------------------------------
                                 Jeffrey M. Drazan

                      Address:
                               -------------------------------------------------

                               -------------------------------------------------


                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 PEMSTAR INC., a Minnesota corporation

                                 By:
                                    --------------------------------------------
                                    Allen J. Berning, Chief Executive Officer

                      Address:   2535 Highway 14 West
                                 Rochester, Minnesota  55057

                                 INVESTORS:
                                 LB I Group Inc.

                                 By: /s/
                                     -------------------------------------------
                                 Title: Senior Vice President
                                        ----------------------------------------

                      Address:   3 World Financial Center
                                 New York, NY  10285

                                 -----------------------------------------------
                                 Jeffrey M. Drazan

                      Address:
                               -------------------------------------------------

                               -------------------------------------------------

                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 PEMSTAR INC., a Minnesota corporation

                                 By:
                                    --------------------------------------------
                                    Allen J. Berning, Chief Executive Officer

                      Address:   2535 Highway 14 West
                                 Rochester, Minnesota  55057

                                 INVESTORS:
                                 LB I Group Inc.

                                 By:
                                     -------------------------------------------
                                 Title:
                                        ----------------------------------------

                      Address:   3 World Financial Center
                                 New York, NY  10285

                                 /s/ Jeffrey M. Darzan
                                 -----------------------------------------------
                                 Jeffrey M. Drazan

                      Address:
                               -------------------------------------------------

                               -------------------------------------------------

                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS
                              ---------------------


                                           Cash Purchase      No. of
           Name                                Price          Shares
           ----                            -------------     -------
LB I Group Inc.                            $7,800,000.00     520,000

Jeffrey M. Drazan                             199,995.00      13,333

        CLOSING TOTALS:                    $7,999,995.00     533,333





                                  Schedule A- I

                                    EXHIBIT A

                           CERTIFICATE OF DESIGNATION
                           --------------------------

                                   (See Tab 3)

                                    EXHIBIT B

                           INVESTORS RIGHTS AGREEMENT
                           --------------------------

                                   (See Tab 4)

                                    EXHIBIT C

                             SHAREHOLDERS' AGREEMENT
                             -----------------------

                                   (See Tab 5)